SUMMARY PROSPECTUS February 28, 2014

MFS® Global Alternative Strategy Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated February 28, 2014, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

CLASS	TICKER SYMBOL
Class A	DVRAX
Class B	DVRBX
Class C	DVRCX
Class I	DVRIX
Class R1	DVRFX
Class R2	DVRHX
Class R3	DVRJX
Class R4	DVRKX
Class R5	DVRLX

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek total return.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 11 of the fund’s Prospectus and “Waivers of Sales Charges” on page H-1 of the fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B	C	I	R1	R2	R3	R4	R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	R1	R2	R3	R4	R5
Management Fee	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.42%
Total Annual Fund Operating Expenses	1.64%	2.39%	2.39%	1.39%	2.39%	1.89%	1.64%	1.39%	1.32%
Fee Reductions and/or Expense Reimbursements [1]	(0.24)%	(0.24)%	(0.24)%	(0.24)%	(0.24)%	(0.24)%	(0.24)%	(0.24)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.40%	2.15%	2.15%	1.15%	2.15%	1.65%	1.40%	1.15%	1.07%

#                 This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012.

1                 Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.40% of the fund’s average daily net assets annually for each of Class A and Class R3 shares, 2.15% of the fund’s average daily net assets annually for each of Class B, Class C, and Class R1 shares, 1.15% of the fund’s average daily net assets annually for each of Class I and Class R4 shares, 1.65% of the fund’s average daily net assets annually for Class R2 shares, and 1.07% of the fund’s average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least February 28, 2015.

DTR-SUM-022814

MFS Global Alternative Strategy Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods(unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$709	$1,040	$1,394	$2,387
Class B Shares assuming
redemption at end of period	$618	$1,022	$1,453	$2,521
no redemption at end of period	$218	$722	$1,253	$2,521
Class C Shares assuming
redemption at end of period	$318	$722	$1,253	$2,707
no redemption at end of period	$218	$722	$1,253	$2,707
Class I Shares	$117	$416	$737	$1,647
Class R1 Shares	$218	$722	$1,253	$2,707
Class R2 Shares	$168	$570	$999	$2,191
Class R3 Shares	$142	$494	$869	$1,923
Class R4 Shares	$117	$416	$737	$1,647
Class R5 Shares	$109	$393	$699	$1,567

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser), in conjunction with UBS (UBS Global Asset Management (Americas), Inc., the sub-adviser to the fund), seeks to achieve a total rate of return for the fund that meets or exceeds the Citigroup 1-Month T-Bill Index plus 2% to 4%, net of fund expenses, over a full market cycle.  There is no assurance that the fund will meet this target over the long term or for any year or period of years.

MFS and UBS seek to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of U.S. and foreign equity securities and debt  instruments and (2) a tactical asset allocation overlay to manage the fund’s exposure to asset classes, markets, and currencies primarily using derivatives.  Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

The fund’s investment strategy attempts to separate security selection decisions from asset class, market, and currency exposure decisions. The fund’s performance  is generally expected to be more correlated with the performance of the asset classes, markets, or currencies to which the fund has exposure after taking into account the tactical overlay managed by UBS than the asset classes, markets, or currencies to which the fund has exposure as a result of the individual investments selected by MFS.

It is expected that the fund will generally have lower volatility than the overall equity market and during rising equity markets will generally underperform the equity markets.

Individual Security Selection by MFS:  MFS is responsible for selecting direct investments for the fund.  MFS normally invests the fund’s assets in a combination of equity securities and debt instruments.  MFS generally invests approximately 20% of the fund’s assets in debt instruments and the remainder of the fund’s assets in equity securities and cash and/or cash equivalents.  These allocations may vary from time to time.

Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts (REITs), and depositary receipts for such securities.  Debt instruments include corporate bonds, U.S. Government securities, asset-backed securities, municipal instruments, foreign government securities, inflation-adjusted bonds, and other obligations to repay money borrowed.

MFS may invest the fund’s assets in U.S. and foreign securities, including emerging market securities.

MFS generally seeks to diversify the fund’s equity investments in terms of market capitalization (e.g., small, medium, large cap), style (e.g., growth, value), and location (e.g., U.S., foreign).  These allocations may vary significantly from time to time.

Of the fund’s investments in debt instruments, MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in less than investment grade quality debt instruments (lower quality debt instruments).

MFS may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives as part of its individual security selection process, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

A team of investment professionals selects investments for the fund.  MFS allocates the fund’s assets to investment professionals by investment strategy.  MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected based on fundamental and quantitative analysis.

Tactical Asset Allocation Overlay by UBS:  MFS has engaged UBS to act as sub-adviser to the fund to manage the fund’s exposure to asset classes, markets, and currencies, primarily through the use of derivatives. UBS seeks to reduce volatility compared to the overall equity market and generate positive returns by using derivatives to adjust the fund’s exposure to asset classes, markets, and currencies resulting from MFS’ individual security selection.  After taking into account the tactical overlay, the fund’s exposure to various asset classes, markets, and/or currencies may vary significantly from time to time.  Additionally, after taking into account the tactical overlay, the fund’s exposure to the equity security asset class may at times be negative and the fund’s exposure to the debt instrument asset class may at times be more than 100%.  UBS may also expose the fund to asset classes, markets, and/or currencies in which MFS’ individual security selection has resulted in no or little exposure.

UBS may adjust the fund’s net exposure to asset classes, markets, and/or currencies by taking net short positions in an asset class, market, or currency if UBS believes the risk/return potential of such asset class, market, or currency is unattractive. Alternatively, UBS may cause the fund to take net long positions in an asset class,

MFS Global Alternative Strategy Fund

market, or currency if UBS believes such asset class, market, or currency appears attractive.

UBS will typically make extensive use of derivatives.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Allocation Risk:  UBS’ assessment of the risk/return potential of asset classes, markets, and currencies, and its adjustments to the fund’s exposure to asset classes, markets, and currencies through the use of derivatives, may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Investment Strategy Risk:  The fund’s strategy to separate security selection decisions from market and currency exposure decisions may not produce the intended results.  It is expected that the fund will generally underperform the equity markets during strong, rising equity markets.

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Foreign and Emerging Markets Risk:  Exposure to foreign markets, especially emerging markets, through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Currency Risk:  The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, and other conditions, and a decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Geographic Focus Risk: The fund’s performance will be closely tied to the market, currency, economic, political, regulatory, geopolitical, and other conditions in the countries or regions in which the fund’s assets are invested and may be more volatile than the performance of more geographically-diversified funds.

Small to Medium Cap Risk:  The stocks of small to medium cap companies can be more volatile than stocks of larger companies.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Derivatives can involve leverage.

Interest Rate Risk:  The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk:  The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, and other conditions.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Prepayment/Extension Risk:  Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Inflation-Adjusted Debt Instruments Risk:  Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income can both decline.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk:  MFS’ investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may be difficult to value and it may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance and one or more other measures of performance for markets in which the fund may invest.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

MFS Global Alternative Strategy Fund

During the period(s) shown in the bar chart, the highest quarterly return was 14.02% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (15.58)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2013)

Share Class	1 YEAR	5 YEARS	LIFE INCEPTION 12-20-2007
Returns Before Taxes
B Shares	2.91%	7.11%	1.99%
C Shares	5.93%	7.44%	2.11%
I Shares	7.99%	8.50%	3.14%
R1 Shares	6.86%	7.42%	2.10%
R2 Shares	7.46%	7.95%	2.61%
R3 Shares	7.69%	8.23%	2.87%
R4 Shares	8.06%	8.51%	3.14%
R5 Shares	8.11%	8.49%	3.11%
A Shares	1.56%	6.96%	1.84%
Returns After Taxes On Distributions
A Shares	1.21%	6.57%	0.88%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	1.09%	5.49%	1.38%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays 1-3 Year U.S. Treasury Bond Index	0.36%	1.11%	2.04%
Citigroup 1-Month T-Bill Index	0.03%	0.07%	Not Applicable

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

UBS serves as the sub-adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Joseph C. Flaherty, Jr.	2007	Investment Officer of MFS
Natalie I. Shapiro	2007	Investment Officer of MFS
Curt Custard	2008	Investment Officer of UBS
Jonathan Davies	2010	Investment Officer of UBS
Andreas Koester	2010	Investment Officer of UBS
Lowell Yura	December 2013	Investment Officer of UBS

Effective April 30, 2014, the chart above will be restated as follows:

Portfolio Manager	Since	Title
Benjamin Nastou.	April 2014	Investment Officer of MFS
Natalie I. Shapiro	2007	Investment Officer of MFS
Curt Custard	2008	Investment Officer of UBS
Jonathan Davies	2010	Investment Officer of UBS
Andreas Koester	2010	Investment Officer of UBS
Lowell Yura	2013	Investment Officer of UBS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R5	None	None

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains.  If your shares are held in a tax-deferred account, you will generally be taxed only upon withdrawals from the account.

MFS Global Alternative Strategy Fund

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.